UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2011

TENET HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (469) 893-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The discussion set forth in Item 7.01 herein, including the information incorporated from Exhibit 99.1 and Exhibit 99.2 hereto, regarding the preliminary results of operations for 2010 is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As previously announced, management of Tenet Healthcare Corporation (the “Company”) will host a conference call on Tuesday, January 11, 2011, at 8:30 a.m. Eastern Time to introduce its Outlook for 2011, and discuss the Company’s strategies and current business trends. A live webcast of the conference call will be available on the Company’s website at www.tenethealth.com. A copy of the slide presentation and script to be used during the conference call are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information regarding the Company’s Outlook for 2011 in the slide presentation and script filed as exhibits to this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by such forward-looking statements. Such factors include, among others, the following: the passage of heath care reform legislation and the enactment of additional federal and state health care reform; other changes in federal, state, or local laws and regulations affecting the health care industry; general economic and business conditions, both nationally and regionally; demographic changes; changes in, or the failure to comply with, laws and governmental regulations; the ability to enter into managed care provider arrangements on acceptable terms; changes in Medicare and Medicaid payments or reimbursement; liability and other claims asserted against the Company; competition, including the Company’s ability to attract patients to its hospitals; technological and pharmaceutical improvements that increase the cost of providing, or reduce the demand for, health care; changes in business strategy or development plans; the ability to attract and retain qualified personnel, including physicians, nurses and other health care professionals, and the impact on the Company’s labor expenses resulting from a shortage of nurses or other health care professionals; the significant indebtedness of the Company; the Company’s ability to integrate new businesses with its existing operations; the availability and terms of capital to fund the expansion of the Company’s business, including the acquisition of additional facilities; the creditworthiness of counterparties to the Company’s business transactions; adverse fluctuations in interest rates and other risks related to interest rate swaps or any other hedging activities the Company undertakes; the ability to continue to expand and realize earnings contributions from the Company’s Conifer revenue cycle management and patient communication businesses; and its ability to identify and execute on measures designed to save or control costs or streamline operations. Such factors also include the positive and negative effects of health reform legislation on reimbursement and utilization and the future designs of provider networks and insurance plans, including pricing, provider participation, coverage and co-pays and deductibles, all of which contain significant uncertainty, and for which multiple models exist which may differ materially from the Company’s expectations. Certain additional risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q. The Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

ADDITIONAL INFORMATION

The Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement in connection with its 2011 annual meeting of shareholders. Any definitive proxy statement will be mailed to shareholders of the Company. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its respective directors and executive officers are deemed to be participants under the rules of the SEC. Information regarding these participants is contained in a filing under Rule 14a-12 filed by the Company with the SEC on January 7, 2011. This filing and other documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Tenet Healthcare Corporation Presentation to Investors, dated January 11, 2011

99.2	Script for Tenet Healthcare Corporation Investor Call, dated January 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: January 11, 2011

TENET HEALTHCARE CORPORATION

By:	/s/ BIGGS C. PORTER
Name:	Biggs C. Porter
Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Tenet Healthcare Corporation Presentation to Investors, dated January 11, 2011

99.2	Script for Tenet Healthcare Corporation Investor Call, dated January 11, 2011